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                          AMENDMENT TO AGREEMENT
                                    AND
                          PLAN OF REORGANIZATION


      This Amendment to Agreement and Plan of Reorganization (this "Amendment") is made and entered into as of January 24, 1997, by and among Mercantile Bancorporation Inc., a Missouri corporation ("Mercantile"), Ameribanc, Inc., a Missouri corporation and a wholly owned subsidiary of Mercantile ("Merger Sub"), and Mark Twain Bancshares, Inc., a Missouri corporation (together with its predecessors, "Bancshares"),

                           W I T N E S S E T H:
                           --------------------

      WHEREAS, Mercantile, Merger Sub and Bancshares are parties to that certain Agreement and Plan of Reorganization dated
October 27, 1996 (the "Agreement"); and

      WHEREAS, the parties desire to amend Section 4.02(a) of the Agreement to permit Bancshares to declare and pay a higher quarterly dividend than initially provided therein.

      NOW THEREFORE, in consideration of the premises and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

      1.   AMENDMENT.  Section 4.02(a) of the Agreement is hereby
           ----------
amended in its entirety to read as follows:

           (a) declare, set aside or pay any dividends or other distributions, directly or indirectly, in respect of its capital stock (other than dividends from a Subsidiary of Bancshares to Bancshares or other Subsidiary of Bancshares), except that Bancshares may declare and pay cash dividends on the Bancshares Common Stock (x) in respect of the quarterly period ended on March 31, 1997 of not more than $.35 per share; and (y) in respect of each quarterly period thereafter of not more than the greater of (i) .952 times the regular quarterly dividend on a share of Mercantile Common Stock paid or payable during such quarterly period or
      (ii) $.35, in each case per share; provided, that Bancshares shall not declare or pay any dividends on Bancshares Common Stock for any period in which its stockholders will be entitled to receive any regular quarterly dividend on the shares of Mercantile Common Stock to be issued in the Merger; or,

      2.   AUTHORIZATION.  Each party hereby represents to the
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other parties hereto that this Amendment has been duly
authorized, executed and delivered by such party in accordance with Section 7.03 of the Agreement and constitutes a valid and binding obligation of such party enforceable against such party in accordance with its terms.
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      3.   MISCELLANEOUS.  Except as amended hereby, the Agreement
           --------------
shall remain in full force and effect. This Amendment shall be governed in all respects by the laws of the State of Missouri.
This Amendment may be executed in counterparts which together shall constitute a single agreement.

      IN WITNESS WHEREOF, Mercantile, Merger Sub and Bancshares have caused this Amendment to be signed and, by such signature, acknowledged by their respective officers thereunto duly authorized, and such signatures to be attested to by their respective officers thereunto duly authorized, all as of the date first written above.



Attest:                           MERCANTILE BANCORPORATION INC.

/s/ Jon W. Bilstrom                     By: /s/ John H. Beirise
--------------------------                  -----------------------------------
Name: Jon W. Bilstrom                   Name: John H. Beirise
Title: Secretary                        Title: Group President



Attest:                           AMERIBANC, INC.

/s/ Jon W. Bilstrom                     By: /s/ John W. Rowe
--------------------------                  -----------------------------------
Name: Jon W. Bilstrom                   Name: John W. Rowe
Title: Secretary                        Title: Vice President



Attest:                           MARK TWAIN BANCSHARES, INC.

/s/ Carl A. Wattenberg                  By: /s/ John Dubinsky
--------------------------                  -----------------------------------
Name: Carl A. Wattenberg                Name:  John Dubinsky
Title: Secretary                        Title: President and Chief
                                                 Executive Officer